Exhibit 10.7

LOCK-UP AGREEMENT

FOR HOLDERS OF GREATER THAN 2.5% OF SINGAPORE NEWCO ORDINARY SHARES

THIS LOCK-UP AGREEMENT (this “Agreement”) is dated as of [●], 2020, by and between the undersigned (the “Holder”) and Diginex Limited, a Singapore public company limited by shares (“Singapore NewCo”). Capitalized terms used, but not otherwise defined herein, have the meanings ascribed to such terms in the Amended Share Exchange Agreement (as defined below).

BACKGROUND

A. On July 9, 2019, 8i Enterprises Acquisition Corp., a British Virgin Islands company (“8i”), Diginex Ltd., a Hong Kong company (“Diginex”), the shareholders of Diginex (each, a “Shareholder” and, collectively, the “Shareholders”), and Pelham Limited, as representative of the Shareholders (the “Representative”), entered into a share exchange agreement (the “Share Exchange Agreement”), pursuant to which the Shareholders agreed to sell, transfer, convey, assign and deliver all of the issued and outstanding shares of Diginex owned by the Shareholders to 8i in exchange for the issuance of an aggregate of 20,000,000 ordinary shares, no par value, of 8i (the “8i Closing Payment Shares”), to the Shareholders (the “8i Share Exchange”).

B. On October 8, 2019, the parties to the Share Exchange Agreement entered into an amendment and joinder agreement to the Share Exchange Agreement (the “Amendment,” and together with the Share Exchange Agreement, the “Amended Share Exchange Agreement”),with Diginex Limited, a Singapore public company limited by shares (“Singapore NewCo”), and its wholly-owned subsidiary DIGITAL INNOVATIVE LIMITED, a British Virgin Islands business company (“BVI NewCo”), for the purpose of joining both entities as parties to the Share Exchange Agreement. The Share Exchange Agreement was amended to, among other things, provide that, in lieu of 8i issuing the 8i Closing Payment Shares the Shareholders in the 8i Share Exchange, Singapore NewCo would issue an equal number of its ordinary shares, no par value, (the “Singapore NewCo Closing Payment Shares”) to the Shareholders (the “Share Exchange”).

C. Pursuant to the Amended Share Exchange Agreement, the Shareholders agreed to certain transfer restrictions with respect to their Singapore NewCo Closing Payment Shares as a condition to the consummation of the Share Exchange.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, agree as follows:

AGREEMENT

1. Lock-Up.

(a) During the Lock-up Period (as defined below), the undersigned Shareholder irrevocably agrees that it, he or she will not (i) offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any of the Singapore NewCo Closing Payment Shares, (ii) enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Singapore NewCo Closing Payment Shares, whether any of these transactions are to be settled by delivery of any Singapore NewCo Closing Payment Shares, in cash or otherwise, (iii) publicly disclose the intention to make any offer, sale, pledge or disposition of the Singapore NewCo Closing Payment Shares, or (iv) enter into any transaction, swap, hedge or other arrangement, or engage in any Short Sales (as defined below) with respect to the Singapore NewCo Closing Payment Shares;

(b) In furtherance of the foregoing, Singapore NewCo will (i) place an irrevocable stop order on all Singapore NewCo Closing Payment Shares, including those which may be covered by a registration statement, and (ii) notify Singapore NewCo’s transfer agent in writing of the stop order and the restrictions on such Singapore NewCo Closing Payment Shares under this Agreement and direct Singapore NewCo’s transfer agent not to process any attempts by the Shareholder to resell or transfer any Singapore NewCo Closing Payment Shares during the Lock-Up Period, except in compliance with this Agreement.

(c) For purposes hereof, “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

(d) The “Lock-up Period” means a period of twelve months commencing on the Closing Date.

2. Permitted Transfers. Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer Singapore NewCo Closing Payment Shares (a) in connection with transfers or distributions to the Shareholder’s current or former general or limited partners, managers or members, stockholders, other equityholders or direct or indirect affiliates (within the meaning of Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”)) or to the estates of any of the foregoing; (b) in connection with transfers by bona fide gift to a member of the Shareholder’s immediate family or to a trust, the beneficiary of which is the Shareholder or a member of the Shareholder’s immediate family for estate planning purposes; (c) by virtue of the laws of descent and distribution upon death of the Shareholder; (d) to strategic investors approved by Singapore NewCo’s board of directors, or (e) pursuant to a qualified domestic relations order, in each case where such transferee agrees to be bound by the terms of this Agreement, provided that in the case of any transfer pursuant to the foregoing clauses (i) it shall be a condition to any such transfer that (i) the transferee/donee agrees to be bound by the terms of this Agreement (including, without limitation, the restrictions set forth in the preceding sentence) to the same extent as if the transferee/donee were a party hereto; (ii) each party (donor, donee, transferor or transferee) shall not be required by law (including without limitation the disclosure requirements of the Securities Act, and the Exchange Act) to make, and shall agree to not voluntarily make, any filing or public announcement of the transfer or disposition prior to the expiration of the Lock-Up Period.

3. Representations and Warranties. Each of the parties hereto, by their respective execution and delivery of this Agreement, hereby represents and warrants to the other that (a) such party has the full right, capacity and authority to enter into, deliver and perform its respective obligations under this Agreement, (b) this Agreement has been duly executed and delivered by such party and is a binding and enforceable obligation of such party and, enforceable against such party in accordance with the terms of this Agreement, and (c) the execution, delivery and performance of such party’s obligations under this Agreement will not conflict with or breach the terms of any other agreement, contract, commitment or understanding to which such party is a party or to which the assets or securities of such party are bound. The Shareholder has independently evaluated the merits of its decision to enter into and deliver this Agreement, and such Shareholder confirms that it has not relied on the advice of Singapore NewCo, Singapore NewCo’s legal counsel, Diginex or its legal counsel, or any other person.

4. No Additional Fees/Payment. Other than the consideration specifically referenced herein, the parties hereto agree that no fee, payment or additional consideration in any form has been or will be paid to the Shareholder in connection with this Agreement.

5. Notices. Any notices required or permitted to be sent hereunder shall be sent in writing, addressed as specified below, and shall be deemed given: (a) if by hand or recognized courier service, by 4:00PM on a business day, addressee’s day and time, on the date of delivery, and otherwise on the first business day after such delivery; (b) if by fax or email, on the date that transmission is confirmed electronically, if by 4:00PM on a business day, addressee’s day and time, and otherwise on the first business day after the date of such confirmation; or (c) five days after mailing by certified or registered mail, return receipt requested. Notices shall be addressed to the respective parties as follows (excluding telephone numbers, which are for convenience only), or to such other address as a party shall specify to the others in accordance with these notice provisions:

(a)	If to Singapore NewCo, to:

Diginex Limited

35/F Two International

Finance Street, Central, Hong Kong

Attention: Paul Ewing

Phone: +852 2248 0600

E-mail: paul.ewing@diginex.com

with a copy (which shall not constitute notice) to:

Winston & Strawn LLP

200 Park Avenue

New York, NY 10166

Attention: Joel Rubinstein

Phone: (212) 294-6700

Email: JRubinstein@winston.com

(b)	If to the Holder, to the address set forth on the Holder’s signature page hereto, with a copy, which shall not constitute notice, to:

[●]

[●]

[●]

Attention: [●]

Phone: [●]

Email: [●]

or to such other address as any party may have furnished to the others in writing in accordance herewith.

6. Enumeration and Headings. The enumeration and headings contained in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of any of the provisions of this Agreement.

7. Counterparts. This Agreement may be executed in facsimile and in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which shall together constitute one and the same agreement.

8. Successors and Assigns. This Agreement and the terms, covenants, provisions and conditions hereof shall be binding upon, and shall inure to the benefit of, the respective heirs, successors and assigns of the parties hereto. The Holder hereby acknowledges and agrees that this Agreement is entered into for the benefit of and is enforceable by Singapore NewCo and its successors and assigns.

9. Severability. If any provision of this Agreement is held to be invalid or unenforceable for any reason, such provision will be conformed to prevailing law rather than voided, if possible, in order to achieve the intent of the parties and, in any event, the remaining provisions of this Agreement shall remain in full force and effect and shall be binding upon the parties hereto.

10. Amendment. This Agreement may be amended or modified by written agreement executed by each of the parties hereto.

11. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

12. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

13. Dispute Resolution. Article XI of the Share Exchange Agreement regarding arbitration of disputes is incorporated by reference herein to apply with full force to any disputes arising under this Agreement.

14. Governing Law. The terms and provisions of this Agreement shall be construed in accordance with the laws of the State of New York.

15. Controlling Agreement. To the extent the terms of this Agreement (as amended, supplemented, restated or otherwise modified from time to time) directly conflicts with a provision in the Amended Share Exchange Agreement, the terms of this Agreement shall control.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Lock-up Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

DIGINEX LIMITED

By:
Name:	[●]
Title:	[●]

IN WITNESS WHEREOF, the parties hereto have caused this Lock-up Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

HOLDER

By:
Name:

Address:

[●]

NUMBER OF SINGAPORE NEWcO cLOSING PAYMENT Shares:

[●]

LOCK-UP AGREEMENT

FOR HOLDERS OF LESS THAN 2.5% OF SINGAPORE NEWCO ORDINARY SHARES

THIS LOCK-UP AGREEMENT (this “Agreement”) is dated as of [●], 2020, by and between the undersigned (the “Holder”) and Diginex Limited, a Singapore public company limited by shares (“Singapore NewCo”). Capitalized terms used, but not otherwise defined herein, have the meanings ascribed to such terms in the Amended Share Exchange Agreement (as defined below).

BACKGROUND

A. On July 9, 2019, 8i Enterprises Acquisition Corp., a British Virgin Islands company (“8i”), Diginex Ltd., a Hong Kong company (“Diginex”), the shareholders of Diginex (each, a “Shareholder” and, collectively, the “Shareholders”), and Pelham Limited, as representative of the Shareholders (the “Representative”), entered into a share exchange agreement (the “Share Exchange Agreement”), pursuant to which the Shareholders agreed to sell, transfer, convey, assign and deliver all of the issued and outstanding shares of Diginex owned by the Shareholders to 8i in exchange for the issuance of an aggregate of 20,000,000 ordinary shares, no par value, of 8i (the “8i Closing Payment Shares”), to the Shareholders (the “8i Share Exchange”).

B. On October 8, 2019, the parties to the Share Exchange Agreement entered into an amendment and joinder agreement to the Share Exchange Agreement (the “Amendment,” and together with the Share Exchange Agreement, the “Amended Share Exchange Agreement”),with Diginex Limited, a Singapore public company limited by shares (“Singapore NewCo”), and its wholly-owned subsidiary DIGITAL INNOVATIVE LIMITED, a British Virgin Islands business company (“BVI NewCo”), for the purpose of joining both entities as parties to the Share Exchange Agreement. The Share Exchange Agreement was amended to, among other things, provide that, in lieu of 8i issuing the 8i Closing Payment Shares the Shareholders in the 8i Share Exchange, Singapore NewCo would issue an equal number of its ordinary shares, no par value, (the “Singapore NewCo Closing Payment Shares”) to the Shareholders (the “Share Exchange”).

C. Pursuant to the Amended Share Exchange Agreement, the Shareholders agreed to certain transfer restrictions with respect to their Singapore NewCo Closing Payment Shares as a condition to the consummation of the Share Exchange.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, agree as follows:

AGREEMENT

1. Lock-Up.

(a) During the Lock-up Period (as defined below), the undersigned Shareholder irrevocably agrees that it, he or she will not (i) offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any of the Singapore NewCo Closing Payment Shares, (ii) enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Singapore NewCo Closing Payment Shares, whether any of these transactions are to be settled by delivery of any Singapore NewCo Closing Payment Shares, in cash or otherwise, (iii) publicly disclose the intention to make any offer, sale, pledge or disposition of the Singapore NewCo Closing Payment Shares, or (iv) enter into any transaction, swap, hedge or other arrangement, or engage in any Short Sales (as defined below) with respect to the Singapore NewCo Closing Payment Shares;

(b) In furtherance of the foregoing, Singapore NewCo will (i) place an irrevocable stop order on all Singapore NewCo Closing Payment Shares, including those which may be covered by a registration statement, and (ii) notify Singapore NewCo’s transfer agent in writing of the stop order and the restrictions on such Singapore NewCo Closing Payment Shares under this Agreement and direct Singapore NewCo’s transfer agent not to process any attempts by the Shareholder to resell or transfer any Singapore NewCo Closing Payment Shares during the Lock-Up Period, except in compliance with this Agreement.

(c) For purposes hereof, “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

(d) The “Lock-up Period” means a period of six months commencing on the Closing Date.

2. Permitted Transfers. Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer Singapore NewCo Closing Payment Shares (a) in connection with transfers or distributions to the Shareholder’s current or former general or limited partners, managers or members, stockholders, other equityholders or direct or indirect affiliates (within the meaning of Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”)) or to the estates of any of the foregoing; (b) in connection with transfers by bona fide gift to a member of the Shareholder’s immediate family or to a trust, the beneficiary of which is the Shareholder or a member of the Shareholder’s immediate family for estate planning purposes; (c) by virtue of the laws of descent and distribution upon death of the Shareholder; (d) to strategic investors approved by Singapore NewCo’s board of directors, or (e) pursuant to a qualified domestic relations order, in each case where such transferee agrees to be bound by the terms of this Agreement, provided that in the case of any transfer pursuant to the foregoing clauses (i) it shall be a condition to any such transfer that (i) the transferee/donee agrees to be bound by the terms of this Agreement (including, without limitation, the restrictions set forth in the preceding sentence) to the same extent as if the transferee/donee were a party hereto; (ii) each party (donor, donee, transferor or transferee) shall not be required by law (including without limitation the disclosure requirements of the Securities Act, and the Exchange Act) to make, and shall agree to not voluntarily make, any filing or public announcement of the transfer or disposition prior to the expiration of the Lock-Up Period.

3. Representations and Warranties. Each of the parties hereto, by their respective execution and delivery of this Agreement, hereby represents and warrants to the other that (a) such party has the full right, capacity and authority to enter into, deliver and perform its respective obligations under this Agreement, (b) this Agreement has been duly executed and delivered by such party and is a binding and enforceable obligation of such party and, enforceable against such party in accordance with the terms of this Agreement, and (c) the execution, delivery and performance of such party’s obligations under this Agreement will not conflict with or breach the terms of any other agreement, contract, commitment or understanding to which such party is a party or to which the assets or securities of such party are bound. The Shareholder has independently evaluated the merits of its decision to enter into and deliver this Agreement, and such Shareholder confirms that it has not relied on the advice of Singapore NewCo, Singapore NewCo’s legal counsel, Diginex or its legal counsel, or any other person.

4. No Additional Fees/Payment. Other than the consideration specifically referenced herein, the parties hereto agree that no fee, payment or additional consideration in any form has been or will be paid to the Shareholder in connection with this Agreement.

5. Notices. Any notices required or permitted to be sent hereunder shall be sent in writing, addressed as specified below, and shall be deemed given: (a) if by hand or recognized courier service, by 4:00PM on a business day, addressee’s day and time, on the date of delivery, and otherwise on the first business day after such delivery; (b) if by fax or email, on the date that transmission is confirmed electronically, if by 4:00PM on a business day, addressee’s day and time, and otherwise on the first business day after the date of such confirmation; or (c) five days after mailing by certified or registered mail, return receipt requested. Notices shall be addressed to the respective parties as follows (excluding telephone numbers, which are for convenience only), or to such other address as a party shall specify to the others in accordance with these notice provisions:

(a)	If to Singapore NewCo, to:

Diginex Limited

35/F Two International

Finance Street, Central, Hong Kong

Attention: Paul Ewing

Phone: +852 2248 0600

E-mail: paul.ewing@diginex.com

with a copy (which shall not constitute notice) to:

Winston & Strawn LLP

200 Park Avenue

New York, NY 10166

Attention: Joel Rubinstein

Phone: (212) 294-6700

Email: JRubinstein@winston.com

(b)	If to the Holder, to the address set forth on the Holder’s signature page hereto, with a copy, which shall not constitute notice, to:

[●]

[●]

[●]

Attention: [●]

Phone: [●]

Email: [●]

or to such other address as any party may have furnished to the others in writing in accordance herewith.

6. Enumeration and Headings. The enumeration and headings contained in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of any of the provisions of this Agreement.

7. Counterparts. This Agreement may be executed in facsimile and in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which shall together constitute one and the same agreement.

8. Successors and Assigns. This Agreement and the terms, covenants, provisions and conditions hereof shall be binding upon, and shall inure to the benefit of, the respective heirs, successors and assigns of the parties hereto. The Holder hereby acknowledges and agrees that this Agreement is entered into for the benefit of and is enforceable by Singapore NewCo and its successors and assigns.

9. Severability. If any provision of this Agreement is held to be invalid or unenforceable for any reason, such provision will be conformed to prevailing law rather than voided, if possible, in order to achieve the intent of the parties and, in any event, the remaining provisions of this Agreement shall remain in full force and effect and shall be binding upon the parties hereto.

10. Amendment. This Agreement may be amended or modified by written agreement executed by each of the parties hereto.

11. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

12. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

13. Dispute Resolution. Article XI of the Share Exchange Agreement regarding arbitration of disputes is incorporated by reference herein to apply with full force to any disputes arising under this Agreement.

14. Governing Law. The terms and provisions of this Agreement shall be construed in accordance with the laws of the State of New York.

15. Controlling Agreement. To the extent the terms of this Agreement (as amended, supplemented, restated or otherwise modified from time to time) directly conflicts with a provision in the Amended Share Exchange Agreement, the terms of this Agreement shall control.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Lock-up Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

DIGINEX LIMITED

By:
Name:	[●]
Title:	[●]

IN WITNESS WHEREOF, the parties hereto have caused this Lock-up Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

HOLDER

By:
Name:

Address:

[●]

NUMBER OF SINGAPORE NewCo CLOSING PAYMENT Shares:

[●]